UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 26, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Property Acquisitions
On August 26, 2015 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”) acquired fee simple interests in (1) a 263-unit multifamily residential community located in North Richland Hills, Texas, commonly known as the Regency at North Richland Hills to be renamed “The Delano at North Richland Hills” (the “Delano Property”); (2) a 252-unit multifamily residential community located in North Richland Hills, Texas, commonly known as the Regency on the Green to be renamed “The Meadows at North Richland Hills” (the “Meadows Property”); and (3) a 259-unit multifamily residential community located in Euless, Texas, commonly known as the Regency by the Vineyard to be renamed “Kensington by the Vineyard” (the “Kensington Property”). The Delano Property, the Meadows Property and the Kensington Property were acquired from third-party selling entities ultimately controlled by the same parent company and are located in the same geographic area. For purposes of this Form 8-K, the Company views the acquisition of the Delano Property, the Meadows Property and the Kensington Property as a series of related transactions with respect to an acquisition of a portfolio of properties.
Acquisition of the Delano Property
On the Closing Date, Steadfast Asset Holdings, Inc. (“Steadfast Holdings”), an affiliate of the Company, assigned to STAR Delano, LLC (“STAR Delano”), an indirect wholly-owned subsidiary of the Company, the Purchase and Sale Agreement, dated as of June 29, 2015, as amended, for the purchase of the Delano Property.
STAR Delano acquired the Delano Property for an aggregate purchase price of $38,500,000, exclusive of closing costs. STAR Delano financed the payment of the purchase price for the Delano Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) an advance in the aggregate principal amount of $28,875,000 (the “Delano Loan”) from PNC Bank, National Association (“Lender”), pursuant to the Lender’s revolving credit facility to the Company (the “Credit Facility”). For additional information on the terms of the Credit Facility and the Delano Loan, see Item 2.03 below.
The Delano Property was constructed in 2003 and consists of 32 two- and three-story garden-style buildings, a clubhouse/leasing office, a garage and a maintenance building situated on an approximately 16.8-acre site. The Delano Property is comprised of 118 one-bedroom apartment homes, 58 two-bedroom apartment homes, 58 three-bedroom apartment homes and 29 four-bedroom apartment homes that average 1,231 square feet with an average monthly rent of $1,287 as of August 24, 2015. Apartment amenities at the Delano Property include nine-foot ceilings with crown molding, hardwood-style plank flooring, washer/dryer connections, walk-in closets, private balconies/patios, Italian porcelain tile floor and faux granite countertops. In addition, select units include wood-burning fireplaces, attached garages and a kitchen island. Property amenities at the Delano Property include a resort-style swimming pool, tanning deck, outdoor gazebo, sand volleyball court, a 24-hour fitness center, an outdoor playground, detached garages, a picnic area, a billiards room and an executive business center. As of August 24, 2015, the Delano Property was approximately 97.3% occupied.
An acquisition fee of approximately $413,000 was earned by Steadfast Apartment Advisor, LLC (the “Advisor”) in connection with the acquisition of the Delano Property. A loan coordination fee of approximately $288,750 was earned by the Advisor in connection with the financing of the Delano Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Acquisition of the Meadows Property
On the Closing Date, Steadfast Holdings assigned to STAR Meadows, LLC (“STAR Meadows”), an indirect wholly-owned subsidiary of the Company, the Purchase and Sale Agreement, dated June 29, 2015, as amended, for the purchase of the Meadows Property.
STAR Meadows acquired the Meadows Property for an aggregate purchase price of $32,600,000, exclusive of closing costs. STAR Meadows financed the payment of the purchase price for the Meadows Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) an advance in the aggregate principal amount of $24,450,000 (the “Meadows Loan”) from the Lender, pursuant to the Credit Facility. For additional information on the terms of the Credit Facility and the Meadows Loan, see Item 2.03 below.
The Meadows Property was constructed in 1999 and consists of 21 two-story garden-style buildings, a clubhouse/leasing office and a maintenance office situated on an approximately 22.3-acre site. The Meadows Property is comprised of 168 two-bedroom apartment homes, 60 three-bedroom apartment homes and 24 four-bedroom apartment homes that average 1,140 square feet with an average monthly rent of $1,209 as of August 24, 2015. Apartment amenities at the Meadows Property include nine-foot ceilings with crown molding, hardwood-style plank flooring, washer/dryer connections, walk-in closets, Italian flooring, faux granite countertops and oak cabinets. In addition, select units include private balconies/patios. Property amenities at the Meadows Property include a 24-hour fitness center, a poolside gazebo with grills, a sand volleyball court, two resort-style swimming pools, a lighted tennis court, a dog park, a basketball court, picnic/barbecue areas, a game room, a business center and an outdoor playground. As of August 24, 2015, the Meadows Property was approximately 97.6% occupied.

An acquisition fee of approximately $351,000 was earned by the Advisor in connection with the acquisition of the Meadows Property. A loan coordination fee of approximately $244,500 was earned by the Advisor in connection with the financing of the Meadows Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and incorporated herein by reference.
Acquisition of the Kensington Property
On the Closing Date, Steadfast Holdings assigned to STAR Kensington, LLC (“STAR Kensington”), an indirect wholly-owned subsidiary of the Company, the Purchase and Sale Agreement, dated June 29, 2015, as amended, for the purchase of the Kensington Property.
STAR Kensington acquired the Kensington Property for an aggregate purchase price of $46,200,000, exclusive of closing costs. STAR Kensington financed the payment of the purchase price for the Kensington Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $34,225,000 (the “Kensington Loan”) from the Lender, pursuant to the requirements of the Freddie Mac Capital Markets Execution Program, as evidenced by the Multifamily Loan and Security Agreement (the “Kensington Loan Agreement”) and the Multifamily Note (the “Kensington Note” and, together with the Kensington Loan Agreement, the Kensington Mortgage and the Kensington Guaranty, each described below, the “Kensington Loan Documents”). For additional information on the terms of the Kensington Loan and Kensington Loan Documents, see Item 2.03 below.
The Kensington Property was constructed in 1997 and consists of 37 two-story garden-style buildings, a clubhouse/leasing office and a maintenance building situated on an approximately 14.7-acre site. The Kensington Property is comprised of 74 one-bedroom apartment homes, 111 two-bedroom apartment homes, 37 three-bedroom apartment homes and 37 four-bedroom apartment homes that average 1,077 square feet with an average monthly rent of $1,552 as of August 24, 2015. Apartment amenities at the Kensington Property include vaulted ceilings, ceramic tile flooring, washer/dryer connections, marble wood-burning fireplaces, attached direct access garages, walk-in closets, private balconies/patios, stainless steel appliances, hardwood-style flooring and Italian marble entries. Property amenities at the Kensington Property include three swimming pools, a business center, picnic/barbecue areas, a 24-hour fitness center, a walking/jogging trail, a coffee/tea bar, an outdoor playground and a tennis court. As of August 24, 2015, the Kensington Property was approximately 95.8% occupied.
An acquisition fee of approximately $466,000 was earned by the Advisor in connection with the acquisition of the Kensington Property. A loan coordination fee of approximately $342,250 was earned by the Advisor in connection with the financing of the Kensington Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.20, 10.21, 10.22 and 10.23 to this Current Report on Form 8-K and incorporated herein by reference.
Property Management
On the Closing Date, STAR Delano, STAR Meadows and STAR Kensington (each a “Property Owner”) entered into a Property Management Agreement (each a “Management Agreement”) with Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the respective property owned by the Property Owner. Pursuant to the Management Agreement, the Property Owner is to pay Steadfast Management a monthly management fee in an amount equal to 2.75% of the property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on August 26, 2016, and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. The Property Owner may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.
On the Closing Date, each Property Owner also entered into a Construction Management Services Agreement (each a “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the respective property owned by the Property Owner, for which it will be paid a construction management fee in an amount equal to 8% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.4, 10.5, 10.9, 10.10, 10.24 and 10.25 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Property Loans
Credit Facility, Delano Loan and Meadows Loan
In connection with the closing of the Delano Property and Meadows Property, the Company arranged for the Credit Facility from the Lender which provides for advances to purchase properties from time to time in an amount not to exceed $200,000,000 during 2015 (subject to certain debt service and loan to value requirements). During 2016, the maximum amount that may be drawn under the Credit Facility may be increased up to $350,000,000, as further described in the Credit Agreement (the “Credit Agreement”) entered into by STAR Delano and STAR Meadows with the Lender in connection with the property acquisitions. The Credit Facility has a maturity date of September 1, 2020, subject to extension (the “Maturity Date”). Advances made under the Credit Facility will be secured by the property for which such advances are used (each a “Loan”), as evidenced by the Credit Agreement, Multifamily Loan and Security Agreement (the “Loan Agreement”), the Multifamily Revolving Credit Note (the “Note”) and a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “Mortgage”) and a Guaranty from the Company (as described below, the “Guaranty,” together with the Credit Agreement, the Loan Agreement, the Note and the Mortgage, the “Loan Documents”). Each Loan will be purchased from the Lender by the Federal Home Loan Mortgage Corporation (“Freddie Mac”). STAR Delano and STAR Meadows obtained advances under the Credit Facility in the amounts of $28,875,000 and $24,450,000, respectively, in connection with the acquisition of the Delano Property and Meadows Property. The Delano Property and Meadows Property were each pledged as collateral for repayment of amounts advanced under the Credit Facility. STAR Delano and STAR Meadows paid loan origination fees of $86,625 and $73,350, respectively, to the Lender in connection with the Delano Loan and Meadows Loan, respectively.
Beginning October 1, 2015 and continuing until the Maturity Date, monthly interest payments on the outstanding principal balances of the Delano Loan and Meadows Loan at the one-month London Interbank Offered Rate (LIBOR) plus (1) the servicing spread of 0.05% and (2) the net spread, based on the debt service coverage ratio, of between 1.80% and 2.10%, as further described in the Notes, are due and payable on the first date of each month.The entire outstanding principal balance and any accrued and unpaid interest on the Delano Loan and Meadows Loan is due and payable in full on the Maturity Date.
STAR Delano and STAR Meadows may voluntarily prepay all or a portion of the unpaid principal balance of the Delano Loan and Meadows Loan, respectively, and all accrued interest thereon and other sums due under the Credit Facility to the Lender under the Delano Loan Documents and the Meadows Loan Documents, provided that STAR Delano and STAR Meadows provide the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Credit Agreement and the Note.
The performance of the obligations of STAR Delano and STAR Meadows under the Delano Loan and Meadows Loan, respectively, are each secured by a mortgage (individually the “Delano Mortgage” and the “Meadows Mortgage”) and related Loan Documents. Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, STAR Delano and STAR Meadows assigned each of its rights under the Delano Management Agreement and Meadows Management Agreement, respectively, to the Lender upon an event of default under any of the Delano Loan Documents and Meadows Loan Documents, respectively.
The Company entered into a Guaranty (the “Guaranty”) in connection with the Credit Facility. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which STAR Delano and STAR Meadows are personally liable under the Delano Loan Documents and Meadows Loan Documents, respectively, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18 and 10.19 to this Current Report on Form 8-K and incorporated herein by reference.
Kensington Property Loan
In connection with the acquisition of the Kensington Property, STAR Kensington borrowed $34,225,000 from the Lender pursuant to the Kensington Note. The Kensington Loan has a 120-month term with a maturity date of September 1, 2025 (the “Kensington Loan Maturity Date”). STAR Kensington paid a loan origination fee of $188,238 to the Lender in connection with the Kensington Loan.
Beginning October 1, 2015 and continuing until the Kensington Loan Maturity Date, a monthly interest payment on the outstanding principal balance of the Kensington Loan accrues at the one-month LIBOR rate plus 2.28%, and is due and payable on the first date of each month, as further described in the Kensington Note. Beginning October 1, 2020 and continuing until the Kensington Maturity Date, a monthly payment of principal and interest is due and payable on the first date of each month, as further described in the Kensington Note. The entire outstanding principal balance and any accrued and unpaid interest on the Kensington Loan is due and payable in full on the Kensington Loan Maturity Date.

STAR Kensington may voluntarily prepay all of the unpaid principal balance of the Kensington Loan and all accrued interest thereon and other sums due to the Lender under the Kensington Loan Documents following the first year of the Kensington Loan, provided that STAR Kensington provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Kensington Note.
The performance of the obligations of STAR Kensington under the Kensington Loan is secured by a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing with respect to the Kensington Property (the “Kensington Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, STAR Kensington assigned all of its rights under the Kensington Management Agreement to the Lender upon an event of default under any of the Kensington Loan Documents.
The Company entered into a Guaranty (the “Kensington Guaranty”) in connection with the Kensington Loan. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which STAR Kensington is personally liable under the Kensington Loan Documents, in addition to all costs and expenses incurred by the Lender in enforcing such Kensington Guaranty.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.26, 10.27, 10.28, 10.29 and 10.30 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On September 1, 2015, the Company distributed a press release announcing the completion of the acquisitions of the Delano Property, the Meadows Property, the Kensington Property and the previously disclosed acquisition of Carrington Park in Kansas City, Missouri. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisitions of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
See Paragraph (a) above.
(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of June 29, 2015, by and between Steadfast Asset Holdings, Inc. and AP WP North Richland Hills REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP North Richland Hills REIT LLC

10.3	Assignment and Assumption of Purchase Agreement, dated as of August 26, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Delano, LLC

10.4	Property Management Agreement, made and entered into as of August 26, 2015, by and between Steadfast Management Company, Inc. and STAR Delano, LLC

10.5	Construction Management Services Agreement entered into as of August 26, 2015, by and between STAR Delano, LLC and Pacific Coast Land & Construction, Inc.

10.6
Purchase and Sale Agreement, dated as of June 29, 2015, by and between Steadfast Asset Holdings, Inc. and AP WP Green REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.7	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Green REIT LLC

10.8	Assignment and Assumption of Purchase Agreement, dated as of August 26, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Meadows, LLC

10.9	Property Management Agreement, made and entered into as of August 26, 2015, by and between Steadfast Management Company, Inc. and STAR Meadows, LLC

10.10	Construction Management Services Agreement entered into as of August 26, 2015, by and between STAR Meadows, LLC and Pacific Coast Land & Construction, Inc.

10.11	Multifamily Revolving Credit Note, effective as of August 26, 2015, by STAR Delano, LLC and STAR Meadows, LLC, in favor of PNC Bank, National Association

10.12	Credit Agreement, dated as of August 26, 2015, by and between STAR Delano, LLC and STAR Meadows, LLC and PNC Bank, National Association

10.13	Multifamily Loan and Security Agreement, dated as of August 26, 2015, by and between STAR Delano, LLC and PNC Bank, National Association

10.14	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 26, 2015, by STAR Delano, LLC for the benefit of PNC Bank, National Association

10.15
Assignment of Management Agreement and Subordination of Management Fees, dated as of August 26, 2015, by and among STAR Delano, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.16	Multifamily Loan and Security Agreement, dated as of August 26, 2015, by and between STAR Meadows, LLC and PNC Bank, National Association

10.17	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 26, 2015, by STAR Meadows, LLC for the benefit of PNC Bank, National Association

10.18
Assignment of Management Agreement and Subordination of Management Fees, dated as of August 26, 2015, by and among STAR Meadows, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.19	Guaranty, effective as of August 26, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.20
Purchase and Sale Agreement, dated as of June 29, 2015, by and between Steadfast Asset Holdings, Inc. and AP WP Vineyard REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.21	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Vineyard REIT LLC

10.22	Second Amendment to Purchase and Sale Agreement, effective as of August 6, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Vineyard REIT LLC

10.23	Assignment and Assumption of Purchase Agreement, dated as of August 26, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Kensington, LLC

10.24	Property Management Agreement, made and entered into as of August 26, 2015, by and between Steadfast Management Company, Inc. and STAR Kensington, LLC

10.25	Construction Management Services Agreement entered into as of August 26, 2015, by and between STAR Kensington, LLC and Pacific Coast Land & Construction, Inc.

10.26	Multifamily Note, effective as of August 26, 2015, by STAR Kensington, LLC in favor of PNC Bank, National Association

10.27	Multifamily Loan and Security Agreement, dated as of August 26, 2015, by and between STAR Kensington, LLC and PNC Bank, National Association

10.28	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 26, 2015, by STAR Kensington, LLC for the benefit of PNC Bank, National Association

10.29	Guaranty, dated as of August 26, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.30
Assignment of Management Agreement and Subordination of Management Fees, dated as of August 26, 2015, by and among STAR Kensington, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated September 1, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	September 1, 2015	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of June 29, 2015, by and between Steadfast Asset Holdings, Inc. and AP WP North Richland Hills REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP North Richland Hills REIT LLC

10.3	Assignment and Assumption of Purchase Agreement, dated as of August 26, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Delano, LLC

10.4	Property Management Agreement, made and entered into as of August 26, 2015, by and between Steadfast Management Company, Inc. and STAR Delano, LLC

10.5	Construction Management Services Agreement entered into as of August 26, 2015, by and between STAR Delano, LLC and Pacific Coast Land & Construction, Inc.

10.6
Purchase and Sale Agreement, dated as of June 29, 2015, by and between Steadfast Asset Holdings, Inc. and AP WP Green REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.7	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Green REIT LLC

10.8	Assignment and Assumption of Purchase Agreement, dated as of August 26, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Meadows, LLC

10.9	Property Management Agreement, made and entered into as of August 26, 2015, by and between Steadfast Management Company, Inc. and STAR Meadows, LLC

10.10	Construction Management Services Agreement entered into as of August 26, 2015, by and between STAR Meadows, LLC and Pacific Coast Land & Construction, Inc.

10.11	Multifamily Revolving Credit Note, effective as of August 26, 2015, by STAR Delano, LLC and STAR Meadows, LLC, in favor of PNC Bank, National Association

10.12	Credit Agreement, dated as of August 26, 2015, by and between STAR Delano, LLC and STAR Meadows, LLC and PNC Bank, National Association

10.13	Multifamily Loan and Security Agreement, dated as of August 26, 2015, by and between STAR Delano, LLC and PNC Bank, National Association

10.14	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 26, 2015, by STAR Delano, LLC for the benefit of PNC Bank, National Association

10.15
Assignment of Management Agreement and Subordination of Management Fees, dated as of August 26, 2015, by and among STAR Delano, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.16	Multifamily Loan and Security Agreement, dated as of August 26, 2015, by and between STAR Meadows, LLC and PNC Bank, National Association

10.17	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 26, 2015, by STAR Meadows, LLC for the benefit of PNC Bank, National Association

10.18
Assignment of Management Agreement and Subordination of Management Fees, dated as of August 26, 2015, by and among STAR Meadows, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.19	Guaranty, effective as of August 26, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.20
Purchase and Sale Agreement, dated as of June 29, 2015, by and between Steadfast Asset Holdings, Inc. and AP WP Vineyard REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.21	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Vineyard REIT LLC

10.22	Second Amendment to Purchase and Sale Agreement, effective as of August 6, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Vineyard REIT LLC

10.23	Assignment and Assumption of Purchase Agreement, dated as of August 26, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Kensington, LLC

10.24	Property Management Agreement, made and entered into as of August 26, 2015, by and between Steadfast Management Company, Inc. and STAR Kensington, LLC

10.25	Construction Management Services Agreement entered into as of August 26, 2015, by and between STAR Kensington, LLC and Pacific Coast Land & Construction, Inc.

10.26	Multifamily Note, effective as of August 26, 2015, by STAR Kensington, LLC in favor of PNC Bank, National Association

10.27	Multifamily Loan and Security Agreement, dated as of August 26, 2015, by and between STAR Kensington, LLC and PNC Bank, National Association

10.28	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 26, 2015, by STAR Kensington, LLC for the benefit of PNC Bank, National Association

10.29	Guaranty, dated as of August 26, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.30
Assignment of Management Agreement and Subordination of Management Fees, dated as of August 26, 2015, by and among STAR Kensington, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated September 1, 2015